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                        MERRILL LYNCH RETIREMENT PLUS(R)

                                    ISSUED BY

                      ML LIFE INSURANCE COMPANY OF NEW YORK
        ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A ("ACCOUNT A") ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT B ("ACCOUNT B")

                          SUPPLEMENT DATED JUNE 3, 2003
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2003


This supplement describes the death benefit that is provided under Retirement Plus variable annuity contracts (the "Contracts") issued by ML Life Insurance Company of New York on or after June 13, 2003.

The following replaces the "Death Benefit" sections of the Prospectus for such Contracts on pages 11 and 35 through 37.

DEATH BENEFIT

         GENERAL

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner dies before the annuity date. If you are under age 80 when the Contract is issued, the death benefit is the greatest of:

     (i) premiums paid into Account A less "adjusted withdrawals" from Account A and "adjusted transfers" to Account B (as such terms are defined under "Calculation of the Death Benefit" below) plus the value of Account B;

     (ii) the contract value on the date we receive due proof of death; and

     (iii) the Maximum Anniversary Value plus the value of Account B.

See "Calculation of the Death Benefit" below.

The death benefit for contract owners with issue ages of 80 or over is the greater of:

     (i) premiums paid into Account A less "adjusted withdrawals" from Account A and "adjusted transfers" to Account B (as such terms are defined under "Calculation of the Death Benefit" below) plus the value of Account B; or

     (ii) the contract value on the date we receive due proof of death.

Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See "Death of Annuitant Prior to Annuity Date".) We will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See "Annuity Options".) However, if you die before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of your date of death. Special rules may apply to a surviving spouse. (See "Federal Income Taxes".)
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We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. If we haven't received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we will pay the death benefit in a lump sum.

If the age of an owner (or the annuitant, if the owner is a non-natural person) is misstated, any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are taxable to the extent of gain. (See "Federal Income Taxes - Taxation of Death Benefit Proceeds.")

CALCULATION OF THE DEATH BENEFIT (OWNERS UNDER AGE 80 AT ISSUE)

This death benefit only applies if the issue age of the oldest owner is under 80.

          (a) We determine the premiums paid into Account A less any "adjusted withdrawals" from Account A and "adjusted transfers" to Account B.

          (b) We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

               (i) we calculate an anniversary value for each contract anniversary through the earlier of your (or the older owner's, if the Contract has co-owners, or the annuitant's, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner's, if the Contract has co-owners or the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus "adjusted transfers" to Account B and "adjusted withdrawals" from Account A since that contract anniversary.

               (ii) we compare the anniversary values and select the highest.
                    This amount is the Maximum Anniversary Value.

          (c) We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit ("GMDB").

          (d) We compare the GMDB plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each "adjusted transfer" and "adjusted withdrawal" equals:

     - the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by

     - an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account

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     A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by "adjusted withdrawals" and "adjusted transfers" since that contract anniversary.

EXAMPLE: Assume you are below age 80 at issue, and you make no allocations or transfers to Account B. Your Maximum Anniversary Value, based on hypothetical values of Account A* and the contract transactions shown, are illustrated below:



                    Transactions            Anniversary Values            Premiums
                    ------------            ------------------              Less       Maximum
             Premium                                                      Adjusted    Anniversary   Contract     Death
   Date      Payments   Withdrawals     6/1/04     6/1/05     6/1/06     Withdrawals     Value       Value**     Benefit
   ----      --------   -----------     ------     ------     ------     -----------     -----       -----       -------
  6/1/03     $100,000                                                     $100,000         -        $100,000    $100,000
  6/1/04                               $110,000                           $100,000      $110,000    $110,000    $110,000
  12/1/04    $10,000                   $120,000                           $110,000      $120,000    $114,000    $120,000
  1/1/05                  $50,000      $60,000                             $50,000      $60,000     $50,000      $60,000
  6/1/05                               $60,000     $55,000                 $50,000      $60,000     $55,000      $60,000
  6/1/06                               $60,000     $55,000    $65,000      $50,000      $65,000     $65,000      $65,000

* Account A anniversary values reflect hypothetical positive and negative investment performance to demonstrate the calculation of the Maximum Anniversary Value. There is, of course, no assurance that Account A will experience positive investment performance.

** The Contract Values reflect adjustments for hypothetical fluctuations in investment performance in various years. Specifically, we assume the following gains and losses for the periods shown: We assume an increase of $10,000 by 6/1/04; a decrease of $6,000 by 12/1/04; a decrease of $14,000 by 1/1/05; an increase of $5,000 by 6/1/05; and an increase of $10,000 by 6/1/06.

         SPOUSAL CONTINUATION

If your beneficiary is your surviving spouse, your spouse may elect to continue the Contract (except under tax sheltered annuities). If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. We will compare the contract value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we would have determined the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers based on the ratio of your contract value in each subaccount to your contract value prior to the increase.


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                                      * * *

If you have any questions, please contact your Financial Advisor, or call or write the Service Center at (800) 333-6524, P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Contract prospectus for your reference.